Exhibit 10.15.3

SYNACOR, INC.

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

March 1, 2008

Dear Ronald Frankel:

Synacor, Inc. (the “Company”) would like to inform you that the Company’s Board of Directors (the “Board”) has approved an option repricing program effective as of February 26, 2008 (the “Repricing”). On February 26, 2008, the Board determined that the fair market value of the Company’s Common Stock was $5.99 per share. Effective as of February 26, 2008, the Repricing amends the exercise price per share of your option to purchase 45,936 shares of the Company’s Common Stock that was granted to you on September 14, 2007 that has an exercise price per share of $7.40 (“Underwater Option”), so that the exercise price per share of your Underwater Option will be equal to $5.99. To participate in the Repricing, the vesting commencement date of the Underwater Option will be changed to February 1, 2008.

Except for the change in the exercise price and the vesting commencement date, both as described above, all of the other terms of the Underwater Option remain the same and continue to be governed by the option documentation evidencing the Underwater Option, including (without limitation) the number of shares subject to the Underwater Option, the vesting schedule, vesting acceleration (if any) and status as incentive stock options (as described in Section 422(b) of the Internal Revenue Code) or nonstatutory stock options.

If you hold any options that do not constitute an Underwater Option as of February 26, 2008, such options are not affected in any manner by the Repricing and will continue to be subject to the option documentation evidencing such options.

This letter agreement will be construed and interpreted in accordance with the laws of the State of New York (other than their choice-of-law provisions) and may be executed in counterparts, each of which will be considered an original, but all of which together will constitute one agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

Please indicate your agreement with the above terms by signing below. You have until 5:00 p.m. EST on March 31, 2008 to sign and return this letter agreement to Julia Culkin. Please retain a copy of your signed letter agreement with your option documentation evidencing the Underwater Option.

If you do not sign and return this letter agreement to Julia Culkin by March 31, 2008, you will not be subject to the terms of this letter agreement, which means that your Underwater Option will not be repriced and will not be amended in any manner and will continue to be governed by the option documentation evidencing such Underwater Option.

Please contact Julia Culkin if you have any questions (716-362-3305).

Very truly yours,

SYNACOR, INC.

By:	Jordan Levy
Title:	Chairman of the Board

I agree to the terms of this letter agreement.

Signature

Print Name

Dated:

SYNACOR, INC.

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

March 1, 2008

Dear Ronald Frankel:

Synacor, Inc. (the “Company”) would like to inform you that the Company’s Board of Directors (the “Board”) has approved an option repricing program effective as of February 26, 2008 (the “Repricing”). On February 26, 2008, the Board determined that the fair market value of the Company’s Common Stock was $5.99 per share. Effective as of February 26, 2008, the Repricing amends the exercise price per share of your option to purchase 24,064 shares of the Company’s Common Stock that was granted to you on September 14, 2007 that has an exercise price per share of $7.40 (“Underwater Option”), so that the exercise price per share of your Underwater Option will be equal to $5.99. To participate in the Repricing, the vesting commencement date of the Underwater Option will be changed to February 1, 2008.

Except for the change in the exercise price and the vesting commencement date, both as described above, all of the other terms of the Underwater Option remain the same and continue to be governed by the option documentation evidencing the Underwater Option, including (without limitation) the number of shares subject to the Underwater Option, the vesting schedule, vesting acceleration (if any) and status as incentive stock options (as described in Section 422(b) of the Internal Revenue Code) or nonstatutory stock options.

If you hold any options that do not constitute an Underwater Option as of February 26, 2008, such options are not affected in any manner by the Repricing and will continue to be subject to the option documentation evidencing such options.

This letter agreement will be construed and interpreted in accordance with the laws of the State of New York (other than their choice-of-law provisions) and may be executed in counterparts, each of which will be considered an original, but all of which together will constitute one agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

Please indicate your agreement with the above terms by signing below. You have until 5:00 p.m. EST on March 31, 2008 to sign and return this letter agreement to Julia Culkin. Please retain a copy of your signed letter agreement with your option documentation evidencing the Underwater Option.

If you do not sign and return this letter agreement to Julia Culkin by March 31, 2008, you will not be subject to the terms of this letter agreement, which means that your Underwater Option will not be repriced and will not be amended in any manner and will continue to be governed by the option documentation evidencing such Underwater Option.

Please contact Julia Culkin if you have any questions (716-362-3305).

Very truly yours,

SYNACOR, INC.

By:	Jordan Levy
Title:	Chairman of the Board

I agree to the terms of this letter agreement.

Signature

Print Name

Dated: